UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2016

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts  02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 17, 2016, STAG Industrial, Inc. (the “Company”) and its operating partnership, STAG Industrial Operating Partnership, L.P. (the “Operating Partnership”), executed the Third Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership in connection with the Company’s completion of an underwritten public offering of 3,000,000 shares of its 6.875% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), on March 17, 2016. The Third Amendment to the Amended and Restated Agreement of Limited Partnership designates and authorizes the issuance to the Company by the Operating Partnership of 3,000,000 6.875% Series B Cumulative Redeemable Preferred Units (the “Series C Preferred Units”). The Series C Preferred Units have substantially similar rights, preferences and other privileges as the Series C Preferred Stock.

A copy of the Third Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

ITEM 3.03           MATERIAL MODIFICATIONS TO RIGHTS OF SECURITIY HOLDERS.

On March 11, 2016, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”) to the Company’s Articles of Amendment and Restatement, as amended and supplemented, classifying and designating 3,000,000 shares of the Company’s authorized capital stock as shares of the Series C Preferred Stock (the “Articles Supplementary”). As set forth in the Articles Supplementary, the Series C Preferred Stock ranks, with respect to dividend rights and rights upon the Company’s liquidation, dissolution or winding up, senior to the Company’s common stock, par value $0.01 per share (the “Common Stock”), and on parity with the Company’s 9.0% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) and 6.625% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), and any future class or series of the Company’s capital stock expressly designated as ranking on parity with the Series C Preferred Stock. Holders of Series C Preferred Stock, when and as authorized by the Company’s board of directors, are entitled to cumulative cash dividends at the rate of 6.875% per annum of the $25.00 liquidation preference per share, equivalent to a fixed annual amount of $1.71875 per share. Dividends are payable quarterly in arrears on or about the last day of March, June, September and December of each year, beginning on June 30, 2016. Dividends will accrue and be cumulative from and including March 17, 2016, the first date on which shares of the Series C Preferred Stock were issued.

If the Company is liquidated, dissolved or wound up, holders of shares of the Series C Preferred Stock will be entitled to receive a liquidation preference of $25.00 per share, plus accrued and unpaid dividends (whether or not authorized or declared) to but excluding the date of payment, before any distribution or payment is made to holders of the Common Stock or any other class or series of the Company’s capital stock ranking junior to the Series C Preferred Stock as to rights upon the Company’s liquidation, dissolution or winding up, none of which exist on the date hereof. The rights of the holders of shares of the Series C Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of each other series or class of the Company’s capital stock ranking on parity with the Series C Preferred Stock, including the Series A Preferred Stock and the Series B Preferred Stock, as to rights upon the Company’s liquidation, dissolution or winding up.

Generally, the Company may not redeem the Series C Preferred Stock prior to March 17, 2021, except in limited circumstances related to the Company’s ability to qualify as a real estate investment trust and pursuant to the special optional redemption provision described below. However, upon the occurrence of a “Change of Control” (as defined below), holders of Series C Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of its election to redeem the Series C Preferred Stock) to convert some or all of the Series C Preferred Stock (the “Change of Control Conversion Right”), into a number of shares of Common Stock per share of Series C Preferred Stock to be converted equal to the lesser of:

•                  the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series C Preferred Stock dividend payment and prior to the corresponding Series C Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•                  2.59336 (i.e., the Share Cap), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of the Common Stock), subdivisions or combinations with respect to the Common Stock as described in the Articles Supplementary.

If, prior to the Change of Control Conversion Date, the Company has provided or provides a redemption notice, whether pursuant to its special optional redemption right in connection with a Change of Control or its optional redemption right, holders of Series C Preferred Stock will not have any right to convert the Series C Preferred Stock in connection with the Change of Control Conversion Right and any shares of Series C Preferred Stock selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series C Preferred Stock, the following have occurred and are continuing:

•                  the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of the Company’s stock entitling that person to exercise more than 50% of the total voting power of all of the Company’s stock entitled to vote generally in the election of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•                  following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (“NYSE”), the NYSE MKT LLC (“NYSE MKT”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

The “Change of Control Conversion Date” is the date the Series C Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of Series C Preferred Stock.

The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of the Common Stock is solely cash, the amount of cash consideration per share of the Common Stock or (ii) if the consideration to be received in the Change of Control by holders of the Common Stock is other than solely cash (x) the average of the closing sale prices per share of the Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Common Stock is then traded, or (y) the average of the last quoted bid prices for the Common Stock in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Common Stock is not then listed for trading on a U.S. securities exchange.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed with the SDAT on March 11, 2016, which Articles Supplementary are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. A specimen certificate for the Series C Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03.          AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 11, 2016, the Company filed Articles of Amendment to the Company’s Articles of Amendment and Restatement with the SDAT increasing the number of authorized shares of common stock of the Company, par value $0.01 per share, from 100,000,000 to 150,000,000 and the number of authorized shares of preferred stock of the Company, par value $0.01 per share, from 10,000,000 to 15,000,000. The Articles of Amendment, which were effective upon filing, are included as Exhibit 3.2 hereto and are incorporated herein by reference.

On March 11, 2016, the Company filed the Articles Supplementary with the SDAT designating the powers, preferences and privileges of the Series C Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series C Preferred Stock, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series C Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit Number	Description

3.1	Articles Supplementary designating STAG Industrial, Inc’s 6.875% Series C Cumulative Redeemable Preferred Stock

3.2	Articles of Amendment increasing the number of STAG Industrial, Inc.’s authorized shares of common and preferred stock

4.1

Form of Certificate for STAG Industrial, Inc.’s 6.875% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to STAG Industrial, Inc.’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on March 10, 2016)

5.1	Opinion of DLA Piper LLP (US) regarding legality of the shares

10.1	Third Amendment to the Amended and Restated Agreement of Limited Partnership of STAG Industrial Operating Partnership, L.P.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STAG INDUSTRIAL, INC.

By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated:  March 17, 2016

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles Supplementary designating STAG Industrial, Inc’s 6.875% Series C Cumulative Redeemable Preferred Stock

3.2	Articles of Amendment increasing the number of STAG Industrial, Inc.’s authorized shares of common and preferred stock

4.1

Form of Certificate for STAG Industrial, Inc.’s 6.875% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to STAG Industrial, Inc.’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on March 10, 2016)

5.1	Opinion of DLA Piper LLP (US) regarding legality of the shares

10.1	Third Amendment to the Amended and Restated Agreement of Limited Partnership of STAG Industrial Operating Partnership, L.P.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)